Exhibit 32.1

CERTIFICATION

I, Jay A. Herman, Chairman and Chief Executive Officer of Delphax Technologies Inc. (the Company), do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date	August 11, 2004	/s/ Jay A. Herman Jay A. Herman Chairman and Chief Executive Officer